UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2012

LINCOLNWAY ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-51764	20-1118105
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa		50201
(Address of principal executive offices)		(Zip Code)

515-232-1010
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Lincolnway Energy, LLC and Green Plains Trade Group LLC are parties to a GPTG Ethanol Marketing Agreement dated as of September 25, 2009, pursuant to which Green Plains Trade Group purchases and markets all of the ethanol produced by Lincolnway Energy. Lincolnway Energy and Green Plains Trade Group mutually agreed on November 29, 2012 to terminate the Ethanol Marketing Agreement effective on December 31, 2012. The termination was requested by Lincolnway Energy because the managers of Lincolnway Energy determined that it was in the best interests of Lincolnway Energy to retain a different ethanol marketer. Lincolnway Energy will actively pursue a contract with another marketer to replace Green Plains Trade Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: December 3, 2012	By:	/s/ Kim Supercynski
Kim Supercynski, Chief Financial Officer